Bob Patel, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP – Strategic Planning and Transactions
Doug Pike, VP – Investor Relations
Fourth-Quarter 2014 Earnings
Exhibit 99.2

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Cautionary Statement

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; our ability to successfully execute projects and growth strategies; legal and environmental proceedings; tax rulings and changes in laws, regulations or treaties, consequences or proceedings; technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2013, which can be found at
www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at
www.sec.gov.
The illustrative results or returns of growth projects are not in any way intended to be, nor should they be taken as, indicators or guarantees of performance. The assumptions on which they are based are not projections and do not necessarily represent the
Company’s expectations and future performance. You should not rely on illustrated results or returns or these assumptions as being indicative of our future results or returns.
This presentation contains time sensitive information that is accurate only as of the date hereof. Information contained in this presentation is unaudited and is subject to change. We undertake no obligation to update the information presented herein except as required by law.

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Information Related to Financial Measures

This presentation makes reference to certain “non-GAAP” financial measures as defined in Regulation G of the U.S. Securities
Exchange Act of 1934, as amended. The non-GAAP measures we have presented include income from continuing operations excluding LCM, diluted earnings per share excluding LCM, EBITDA and EBITDA excluding LCM. LCM stands for “lower of cost or market,” which is an accounting rule consistent with GAAP related to the valuation of inventory. Our inventories are stated at the lower of cost or market. Cost is determined using last-in, first-out (“LIFO”) inventory valuation methodology, which means that the most recently incurred costs are charged to cost of sales and inventories are valued at the earliest acquisition costs. Market is determined based on an assessment of the current estimated replacement cost and selling price of the inventory. In periods where the market price of our inventory declines substantially, cost values of inventory may be higher than the market value, which results in us writing down the value of inventory to market value in accordance the LCM rule, consistent with GAAP. We report our financial results in accordance with U.S. generally accepted accounting principles, but believe that certain non-GAAP financial measures, such as EBITDA and earnings and EBITDA excluding LCM, provide useful supplemental information to investors regarding the underlying business trends and performance of the company's ongoing operations and are useful for period-over-period comparisons of such operations. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with GAAP.
EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as alternative to operating cash flows as a measure of our liquidity. We have also presented financial information herein exclusive of adjustments for LCM.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.
Reconciliations for our non-GAAP measures can be found on our website at www.lyb.com/investorrelations

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Highlights

EBITDA
($ in millions)
Income from Continuing Operations
500
1,000
1,500
2,000
$2,500
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
As Reported Excluding LCM
1,000
2,000
3,000
4,000
$5,000
2012 2013 2014
As Reported Excluding LCM
($ in millions, except per share data) FY 2012 FY 2013
FY 2014
(As Reported)
FY 2014
(ex. LCM)
EBITDA $5,808 $6,311 $7,050 $7,810
Income from Continuing Operations $2,858 $3,860 $4,172 $4,655
Diluted Earnings ($ / share) from Continuing Operations $4.96 $6.76 $8.00 $8.92
(1)
(1) LCM stands for “lower of cost or market.” An explanation of LCM and why we have excluded it from our financial information in this presentation can be found on the third page of this presentation under “Information Related to Financial Measures.”
(2) Calculated using EBITDA results excluding the impact of the LCM adjustments
FY 2014 EPS Growth ~32% vs. 2013 and 80% vs. 2012
(2)

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LyondellBasell Safety Performance

1) Includes employees and contractors.
0.00
0.15
0.30
0.45
0.60
2009 2010 2011 2012 2013 2014
Safety - Injuries per 200,000 Hours
Worked
(1)
Indexed Environmental Incidents Indexed Process Incidents
0%
25%
50%
75%
100%
2009 2010 2011 2012 2013 2014
0%
25%
50%
75%
100%
2009 2010 2011 2012 2013 2014
Continued Top Decile Safety Performance

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Segment EBITDA 2012 2013 2014 '13 - '14 Change 2014 '13 - '14 Change
O&P Americas 2,968 3,573 3,911 338 4,190 617
O&P EAI 548 839 1,366 527 1,410 571
I&D 1,621 1,492 1,459 (33) 1,552 60
Refining 481 182 65 (117) 409 227
Technology 197 232 232 0 232 0
Total EBITDA 5,808 6,311 7,050 739 7,810 1,499
As Reported Excluding LCM
• Completed 200 million pound per year
PE expansion and 800 million pound per
year ethylene expansion
• First full year of Channelview methanol
plant operations
• Developing new propylene oxide and
ethylene projects
Financial Accomplishments
• Record earnings and cash flow
• Generated $6.0 billion cash from operations
• Repurchased more than 63 million shares for
$5.8 billion and paid $1.4 billion in dividends
• Increased quarterly dividend from $0.60 per
share to $0.70 per share
• Issued $1 billion 30 year bond at 4.875%
coupon
• Initiated commercial paper program
• Key Operating Rates:
– U.S. Ethylene: 95% excluding La
Porte turnaround
– EU Ethylene: 95%
– PO: 90%
– Refinery: 97%
• 53% of European ethylene produced from
advantaged feed
• Canadian crude sourcing was 10 - 15% of
processed crude
• Fixed costs managed flat since 2009
6
2014 Accomplishments
Operating Accomplishments
($ in millions)
Record financial results • Continued to return cash to shareholders • Advanced growth projects

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We are expanding our advantaged positions
significantly
7
U.S. Ethylene
Methanol MTBE Equivalent
Propylene Oxide
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
Before After
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Before After
-
50
100
150
200
250
300
350
400
450
500
Before After
-
20
40
60
80
100
120
Before After
~ 25%
~ 130%
~ 35%
~ 40%

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0
60
120
180
240
300
1) I&D volumes exclude oxyfuels; 2) EU ethylene cash margins normalized to 2010 US margins. 2010 indexed margin is equal to 100%; 3) Polyethylene and Polypropylene spreads indexed to 2010; 2010 indexed margins are equal to 100%; * 2013 average crude processing rate excluding the impact from Q1’13 turnaround
Key Volumes and Margins: 2011 - 2014
2011 2012
MBPD
($/bbl)
billion lbs billion lbs
billion lbs
billion lbs
(Cents/gal)
8
2013
% %
%
(*)
0
2
4
6
8
10
US EU
0
3
6
9
12
15
0
2
4
6
8
10
0
2
5
7
10
12
0
25
50
75
100
125
150
175
200
225
US EU
0
30
60
90
120
150
US EU
0
20
40
60
80
100
120
US EU
0
25
50
75
100
125
0
5
10
15
20
25
Ethylene Volumes Polyethylene Volumes
Polypropylene Volumes
I&D Chemical Volumes
(1)
HRO Crude Rates
Indexed Ethylene Cash
Margins (2)
Indexed Polyethylene
Spreads (3)
Indexed Polypropylene
Spreads (3)
MTBE Raw Material
Margin
Maya 2-1-1 Spreads
2014

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LCM Inventory Adjustment

Source: Industry pricing data from third party consultants. January data as of January 29, 2015
Note: Brent and Gasoline represent the values of the last day of the month. All others are monthly figures.
0
20
40
60
80
100
120
1,000
2,000
3,000
4,000
5,000
$6,000
Apr-10 Dec-11 Dec-12 Dec-13 Dec-14 Jan-15
$ per Barrel
Inventory Inventory @ April 2010 Brent Crude
LYB Inventory and Brent Crude Oil History Key Raw Material and Product Pricing
Apr-10 Dec-14 Jan-15
Brent ($/bbl.) 86 55 49
Gasoline (¢/gal.) 240 144 135
MTBE (¢/gal.) 242 204 174
Polyethylene (¢/lb.)
US 70 73 68
EU 65 60 53
Polypropylene (¢/lb.)
US 89 78 68
EU 71 66 59
Base inventory was established in 2010 as LYB entered the public market

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Fourth Quarter 2014 and FY 2014 Segment EBITDA

($ in millions)
($ in millions)
Full Year 2014 EBITDA Fourth Quarter 2014 EBITDA
-400
-200
200
400
600
800
1,000
1,200
$1,400
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
As Reported Results Excluding LCM
1,000
2,000
3,000
4,000
$5,000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
As Reported Results Excluding LCM
EBITDA Op. Income
As Reported $1,406 $1,077
Excluding LCM $2,121 $1,792
Fourth Quarter
EBITDA Op. Income
As Reported $7,050 $5,736
Excluding LCM $7,810 $6,496
Full Year 2014

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$2,929
$2,974
0
2,000
4,000
6,000
8,000
10,000
$12,000
Q4 2014
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Q4 2014
Ending
Balance
$4,450
$2,974
0
2,000
4,000
6,000
8,000
10,000
$12,000
Q4 2013
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Q4 2014
Ending
Balance
Cash Flow
11
1) Beginning and ending cash balances include cash and short-term securities; 2) Includes accounts receivable, inventories and accounts payable; 3) Includes capital and maintenance turnaround spending.
($ in millions)
Q4 2014 Full Year 2014
(3) (2)
(1) (2)
(1)
(3)
(1)
(1)
~ $7.2 billion in dividends and share repurchases during 2014

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Strong Cash Generation,
Share Repurchases & Dividends
12
Cash From Operations Dividends & Share Repurchases
($ in millions)
($ in millions)
• ~ 17 million shares repurchased
during Q4’2014 and ~ 91 million shares
repurchased as of Dec. 31, 2014
• $15.6 billion of dividends and share
repurchases over four years
Key Statistics
1) Cash balances include cash and short-term securities.
Snapshot at December 31, 2014
LTM FCF:  $4.5 billion
LTM Capex:  $1.5 billion
Cash
(1)
:  $3.0 billion
Total Debt/LTM EBITDA: 1.0x
Total Debt/Book Capital: 46%
2,000
4,000
6,000
$8,000
2011 2012 2013 2014
Interim Dividends Special Dividends Share Repurchases
1,000
2,000
3,000
4,000
5,000
6,000
$7,000
2011 2012 2013 2014
Capex Free Cash Flow

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Olefins & Polyolefins – Americas
Highlights and Business Drivers – 4Q’14
13
U.S. Olefins
•
Net sales and internal consumption
increased ~130 MM lbs
•
Ethylene price and COE lower by
~6¢/lb
Polyethylene
•
Spread up ~4¢/lb
•
Volumes down ~6%
Polypropylene (includes Catalloy)
•
Spread up ~1¢/lb
•
Volumes down ~14%
Industry Ethylene Chain Margins
(1)
EBITDA Performance vs. 3Q’14
(2)
Industry Polypropylene Margins
(1)
EBITDA Margin Volume
($ in millions)
1) Source: Quarterly average industry data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
4Q’13 3Q’14 4Q’14 Jan’15
(cents / lb)
(cents / lb)
200
400
600
800
1,000
1,200
$1,400
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
As Reported Excluding LCM
0
15
30
45
60
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
0.0
1.5
3.0
4.5
6.0
7.5
4Q'13 3Q'14 4Q'14 Jan'15

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(10)
5
20
35
50
4Q'13 3Q'14 4Q'14 Jan'15
Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins – Europe, Asia, International
Highlights and Business Drivers – 4Q’14
14
EU Olefins
•
Higher naphtha margin
•
Advantaged feedstocks ~56%
•
Operating rate ~97%
Polyethylene
•
Volumes down ~2%
Polypropylene (includes Catalloy)
•
Volumes down ~4%
JV equity income
Industry European Ethylene Chain Margins
(1)
EBITDA Performance vs. 3Q’14
(2)
Industry European Polypropylene Margins
(1)
EBITDA Margin Volume
(cents / lb) (cents / lb)
1) Source: Quarterly average data from third party
consultants;
2) The direction of the arrows reflects our underlying business metrics.
($ in millions)
100
200
300
$400
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
As Reported Excluding LCM
(4)
(2)
0
2
4
4Q'13 3Q'14 4Q'14 Jan'15

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0
40
80
120
160
4Q'13 3Q'14 4Q'14 Jan'15
0
20
40
60
4Q13 3Q14 4Q14 1Q15 E
Intermediates & Derivatives
Highlights and Business Drivers – 4Q’14
15
EBITDA
Propylene Oxide and Derivatives
•
Margins lower after strong Q3
•
Volume stable
Intermediates
•
Styrene margins  up ~4¢/lb
•
Volume lower on maintenance
Oxyfuels
•
Sales volume lower
•
Lower margin from lower gasoline
price
EBITDA Margin Volume
Performance vs. 3Q’14
(2)
($ in millions)
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
1) Data represents quarterly
average;
2) The direction of the arrows reflects our underlying business metrics.
100
200
300
400
$500
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
As Reported Excluding LCM
(cents / lb)

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0
100
200
300
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Refining Highlights and Business Drivers – 4Q’14
16
Houston Refinery
•
Maya 2-1-1:  $17.72 per bbl, down
$6.63 from 3Q’14
•
Crude throughput: 266 MBPD
•
Cost of RINs flat
EBITDA Performance vs. 3Q’14
(2)
EBITDA Margin Volume
($ in millions)
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average;
2) The direction of the arrows reflects our underlying business metrics.
Capacity = 268 MBPD
Refining Spreads (per Platts)
(1)
Refining Throughput
($ / bbl)
(MBPD)
-350
-300
-250
-200
-150
-100
-50
50
100
150
$200
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
As Reported Excluding LCM
0
10
20
30
4Q'13 3Q'14 4Q'14 Jan'15
Lt-Hvy (LLS-Maya) Lt-Gasoline (USGC RBOB - LLS) Lt-ULSD (USGC ULSD - LLS)

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Fourth Quarter Summary and Outlook

Fourth Quarter Summary Near-Term Outlook
(1) As % of shares outstanding as of 09/30/14
– Volatility of crude oil and product pricing
makes quantification difficult
– Crude oil price decline has continued into
early Q1
– U.S. NGL cracking remains globally
advantaged; U.S. ethylene chain margins
remain good but not at record 2014 levels
– European olefin and polyolefin prices
have continued to adjust to crude oil
pricing with a time lag; margins are
holding
– I&D impacted by scheduled Channelview
methanol plant maintenance
– Refining receiving Canadian crude
through Enbridge pipeline system
– Record quarter excluding LCM charge
– Continued to return cash to shareholders:
• Share repurchases and dividends totaled $1.8
billion during the quarter
• ~17.2 million shares were repurchased during
the quarter, or 3.4%
(1)

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Investor Day 2015:  Save the Date

LyondellBasell is planning an Investor Day to be held on the morning of April 29,
2015,
in New York City. At this half-day
session, you will have an opportunity to interact with members of our leadership team and get an update on current results, near-term outlook and long-term plans for profitable growth.
Invitations and additional information to follow.
Investor Day
04•29•15
NEW YORK CITY